UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
  ______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2021
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Renewable Energy Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35397	26-4785427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

416 South Bell Avenue	Ames	Iowa	50010
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	REGI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Renewable Energy Group, Inc. 2021 Stock Incentive Plan

On May 18, 2021, Renewable Energy Group, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders (the “Stockholders”) approved the Renewable Energy Group, Inc. 2021 Stock Incentive Plan (the “Plan”). The Plan became effective as of the date of such Stockholder approval.

The material features of the Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed on April 5, 2021 (the “Proxy Statement”) in the section entitled “Proposal 4 — Approval of Renewable Energy Group 2021 Stock Incentive Plan,” which is incorporated herein by reference as Exhibit 99.1 Such description is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Retirement of Michael Scharf

As disclosed in the Proxy Statement, Mr. Scharf did not stand for re-election and retired on May 18, 2021, when his term expired at the Annual Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 37,459,917 shares of the Company's Common Stock were present in person or by proxy, representing 82.71% of the total number of shares outstanding and entitled to vote at the Annual Meeting and a quorum for all matters before the Stockholders as required by the Company's Amended and Restated Bylaws.

The number of votes cast for and against, as well as abstention votes and broker non-votes, as applicable, with respect to each proposal presented at the Annual Meeting was as follows:

Proposal No. 1 - Election of Directors

The Stockholders elected three directors to the Company's Board of Directors, each for a three-year term as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
James C. Borel	32,067,145	1,710,528	21,093	3,661,151
Cynthia J. Warner	33,365,776	417,372	15,618	3,661,151
Walter Berger	33,519,493	256,685	22,588	3,661,151

Proposal No. 2 - "Say-On-Pay" Advisory Vote on the Executive Compensation

The Stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company's named executive officers as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,961,511	1,795,678	41,577	3,661,151

Proposal No. 3 - Ratification of the Appointment of Our Independent Registered Public Accounting Firm for 2021

The Stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021 as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
35,277,361	2,156,266	26,290	—

Proposal No. 4 - Approval of the Renewable Energy Group 2021 Stock Incentive Plan

The Stockholders approved the Plan as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,871,027	1,891,744	35,995	3,661,151

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
10.1    2021 Stock Incentive Plan.
10.2    Form of Restricted Stock Unit Award Agreement.
10.3    Form of Performance Restricted Stock Unit Award Agreement.
99.1    The section entitled "Proposal 4 - Approval of Renewable Energy Group 2021 Stock Incentive Plan", of the Company's definitive Proxy Statement on Schedule 14A filed by the Company on April 5, 2021 is incorporated herein by reference.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 19, 2021

RENEWABLE ENERGY GROUP, INC.

By:	/s/ R. Craig Bealmear
R. Craig Bealmear
Chief Financial Officer